Cash and Cash Equivalents - Cash and Cash Equivalents (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013		Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash And Cash Equivalents [Abstract]
Cash at the bank and on hand	$ 104.7		$ 34.0	$ 44.6	$ 153.5
Restricted cash	39.6	[1]
Cash and cash equivalents total	$ 144.3		$ 34.0

[1]	At December 31, 2013 $39.6 million was in an escrow account, being the consideration for the Witwatersrand Consolidated Gold Resources Limited acquisition. Refer to note 23 for further details relating to the transaction.